UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

Sphere 3D Corp.
(Exact name of registrant as specified in its charter)
Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario		M3C 1W3
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(858) 571-5555
Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 8, 2019, Sphere 3D Corp. (the "Company"), entered into a purchase agreement (the "Purchase Agreement") by and among the Company and the investors party thereto (the "Investors") for the purchase and sale of 340,000 common shares of the Company, at $2.00 (USD) per share, for an aggregate purchase price of $680,000 (USD) (the "Private Placement").  The Private Placement is anticipated to close on or about May 15, 2019 subject to customary closing conditions. The company intends to use the proceeds from the Private Placement for general corporate and working capital purposes.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to a form of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Purchase Agreement is incorporated herein by reference. All shares of Common Stock were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended (the "Securities Act"), provided by Regulation D promulgated thereunder.

Item 8.01 Other Events.

On May 8, 2019, the Company issued a press release announcing the Private Placement, a copy of which is attached hereto as Exhibit 99.1. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Purchase Agreement
99.1	Press Release Issued May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 14, 2019

SPHERE 3D CORP.

By: /s/ Peter Tassiopoulos

Peter Tassiopoulos

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Purchase Agreement
99.1	Press Release Issued May 8, 2019